October 5, 2020

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Global Emerging Markets Fund

Supplement to Summary Prospectus and Prospectus

dated February 28, 2020

Effective October 30, 2020, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Sophia Whitbread, CFA is the fund's primary portfolio manager, a position she has held since the fund's inception in February 2014.  Ms. Whitbread is an investment manager on the emerging markets equities team at Newton.

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Effective October 30, 2020, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Sophia Whitbread, CFA is the fund's primary portfolio manager, a position she has held since the fund’s inception in February 2014. Ms. Whitbread is an investment manager on the emerging markets equities team at Newton, where she was employed from 2005 to 2010 and rejoined in January 2011.

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